                                                                       EXHIBIT 3

           DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3

Accounting Date:               11-Nov-02
Determination Date:            14-Nov-02
Monthly Payment Date:          15-Nov-02
Collection Period Ending:      31-Oct-02

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                5,621,253.66
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    184,678.90
    Current Monthly Interest Shortfall/Excess                                                                         -13,168.52
    Recoup of Collection Expenses                                                                                      -1,749.75
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,791,014.29

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,291,055.67
    Amount of Interest Payments Received During the Collection Period for Receivables                               1,304,224.19
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -13,168.52

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)              3,407,991.78
    Beginning Reserve Account Balance                                                                               3,498,664.79
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                      0.00
    Reserve Account Investment Earnings                                                                                 4,021.32
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account
    Balance and over-collateralization amounts has been met)                                                         -94,694.33
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,498,664.79
    Total Ending Reserve Balance                                                                                    3,407,991.78
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
IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,304,224.19
    Scheduled Principal Payments Received                                                                           1,241,167.20
    Principal Prepayments Received                                                                                  3,075,862.27
    Total Interest and Principal Payments Received                                                                  5,621,253.66

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   195,995.66
    minus Reasonable Expenses                                                                                          11,316.76
    Net Liquidation Proceeds                                                                                          184,678.90
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     184,678.90

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,805,932.56
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  174,933,239.26
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       72,888.85

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  174,933,239.26
    Pool Balance as of the Current Accounting Date                                                                170,399,589.15
    Age of Pool in Months                                                                                                     40

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        173,183,906.87
    Aggregate Note Balance as of Current Accounting Date                                                          168,695,593.26
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
b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             54                1,391,835.00          0.817%
    60-89 Days Delinquent             16                  474,109.90          0.278%
    90-119 Days Delinquent             8                  150,810.95          0.089%
    120+ Days Delinquent               0                        0.00          0.000%
    Current Period Defaults            9                  216,620.64          0.127%
    Cumulative Defaults              308               11,753,632.30          3.138%
    Cumulative Recoveries                               5,411,887.58          1.445%



    Current Month Realized Losses                                                                                     194,536.12
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.052%
    Preceding Realized Losses                                                                                         221,748.12
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  386,964.40
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.103%
    Cumulative Realized Losses                                                                                      6,341,744.72
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.693%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.45496789
                                                                                                                      0.45041824

a)                                                                                                                     72,888.85
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         354,100.90
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60
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
                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              63,897,906.87          4,488,313.61     59,409,593.26
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     45,336.50
                                                                                                                      198,804.94


VIII POOL STATISTICS

                                                                                                                           8.87%
                                                                                                                             137


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,546,872.85
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,547,581.18

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              244,141.44





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